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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 8, 2002

                           BANK OF AMERICA CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                     1-6523
                            (Commission File Number)

                                   56-0906609
                        (IRS Employer Identification No.)

                             100 North Tryon Street
                            Charlotte, North Carolina
                    (Address of principal executive offices)

                                      28255
                                   (Zip Code)

                                 (888) 279-3457
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

On February 8, 2002, Bank of America Corporation (the "Registrant") issued a press release announcing it had reached an agreement in principle to settle all certified class action lawsuits filed in the wake of the merger of NationsBank and BankAmerica in 1998. The settlement will be paid with existing litigation reserves and insurance, and is subject to judicial approval. The press release entitled "Bank of America Agrees to Settle Merger-Related Lawsuits" dated February 8, 2002 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     The following exhibits are filed herewith:

EXHIBIT NO.          DESCRIPTION OF EXHIBIT

99.1          Press Release dated February 8, 2002 entitled
              "Bank of America Agrees to Settle Merger-Related
              Lawsuits"

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANK OF AMERICA CORPORATION

                                       By:  /s/ Paul J. Polking
                                          --------------------------------------
                                            Paul J. Polking
                                            General Counsel

Dated: February 11, 2002

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                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION OF EXHIBIT

99.1                Press Release dated February 8, 2002 entitled
                    "Bank of America Agrees to Settle Merger-
                    Related Lawsuits"